EXHIBIT 10.1

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of February ___, 2015, is made by and among TRIUMPH GROUP, INC., a Delaware corporation ("TGI"), the other BORROWERS party to the Credit Agreement (together with TGI, collectively, the "Borrowers" and each a "Borrower"), the GUARANTORS party to the Credit Agreement (the "Guarantors"), the BANKS party to the Credit Agreement (the "Banks") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (the "Administrative Agent") under the Credit Agreement (as hereinafter defined). Capitalized terms used herein and not otherwise defined herein and defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement.
RECITALS:
WHEREAS, the Borrowers, the Guarantors, the Banks and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of November 19, 2013 (as heretofore, hereby and hereafter amended, the "Credit Agreement") as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of May 29, 2014 (the "First Amendment"), and by that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of August 8, 2014 (the "Second Amendment");
WHEREAS, the Loan Parties have requested that the Banks make certain modifications to the Credit Agreement, as set forth in more detail herein; and
WHEREAS, the Required Banks have agreed to such modifications, subject to and on the terms and conditions set forth herein.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Incorporation of Recitals. The foregoing recitals are hereby incorporated herein by reference. The Loan Parties hereby represent and warrant that the recitals are true and accurate statements.
2.Amendments to Credit Agreement.
(a)Section 1.1 [Certain Definitions] is hereby amended by incorporating the following definition in the appropriate alphabetical order, as follows:
"Material Acquisition shall mean a Permitted Acquisition or any other acquisition approved by the Required Lenders, in each case, having an aggregate Consideration of $400,000,000.00 or more."

(b)Section 1.1 [Certain Definitions] is hereby amended by deleting the definition of “Consolidated EBITDA” and replacing it with the following:
“Consolidated EBITDA shall mean with respect to any Person for any period
(i)the sum of, without duplication, the amounts for such period, taken as a single accounting period (in each case (other than clause (a) below), to the extent the same was deducted in computing Consolidated Net Income):
(a)Consolidated Net Income;
(b)Consolidated Non-cash Charges;
(c)Consolidated Interest Expense;
(d)Consolidated Income Tax Expense;
(e)any non-recurring expenses or charges related to any equity offering, investments permitted under Section 8.2.4(v) (but only if such investment is made in a Joint Venture), (vi), (viii) and (x), recapitalization or Indebtedness permitted to be made under this Agreement (whether or not successful);
(f)any non-recurring expenses or charges incurred for such period relating to the transition to the Borrowers' Red Oaks manufacturing facility, such expenses or charges to be limited to $40,000,000.00 in the aggregate for all periods;
(g)with respect only to each four fiscal quarter calculation period which includes the fiscal quarter ended December 31, 2014, the $120,000,000.00 non-cash charge recognized by TGI in connection with Boeing Co.’s 747-8 program which non-cash charge does not fall under the definition of Consolidated Non-cash Charges because it is an accrual of and reserve for cash charged in future periods (the "747 Forward Reserve"); less
(ii)    the sum of:
(a) amount of extraordinary, non-recurring or unusual gains, including gains from asset sales outside the ordinary course of business and gains from settlements, curtailments and termination benefits recognized under ASC 715-30 [Settlements, Curtailments or Termination Benefits], to the extent the same were included in calculating Consolidated Net Income; provided however, that an amount not to exceed $50,000,000.00 in the aggregate relating to the Eaton Settlement shall be included in Consolidated EBITDA for the fiscal quarter ended June 30, 2014 and in each four fiscal quarter calculation period that would include the fiscal quarter ended June 30, 2014;

(b) for each fiscal period commencing with the period ending December 31, 2014, the portion of the 747 Forward Reserve referred to in clause (i)(g) of this definition that is released from the balance sheet during such fiscal period as reported in the Borrowers’ Compliance Certificate for such fiscal period delivered pursuant to Section 8.3.3 hereof; and
(c) the amount, if any, included in Consolidated Net Income for such fiscal period determined by TGI to be the amount by which the 747 Forward Reserve set forth in clause (i)(g) of this definition exceeded or will exceed, as the case may be, the actual loss suffered by the Borrowers against the Boeing Co.’s 747-8 program."
(c)The definition of "Daily Euro-Rate" in Section 1.1 [Certain Definitions] is hereby amended by adding the following sentence to the end thereof:
"Notwithstanding the foregoing, if the Daily Euro-Rate as determined by the previous sentence would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement."
(d)The definition of "Euro-Rate" in Section 1.1 [Certain Definitions] is hereby amended by adding subsection (D) at the end thereof, as follows:
"(D)    Notwithstanding the foregoing, if the Euro-Rate as determined under any method above would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement."
(e)Section 1.1 [Certain Definitions] is hereby amended by deleting the definition of “Payment Discount Arrangements” and replacing it with the following:
Payment Discount Arrangements shall mean the arrangements described on Schedule 8.2.7 [Receivables Sales] including, without limitation those among the Subsidiaries of TGI and Citibank, N.A. and TGI and General Electric Capital Corporation - Trade Payables Services Division or similar arrangements, provided that in each case the receivables sold under such arrangements shall be sold without recourse (other than recourse in an aggregate amount at any time outstanding not in excess of $10,000,000) to TGI or any of its Subsidiaries.
(f)The first sentence of Section 2.1.2 of the Credit Agreement is hereby amended by deleting the number "$250,000,000" and replacing it with "$350,000,000."
(g)Clause (ii) of Section 8.2.1 [Indebtedness of the Credit Agreement] is hereby amended by deleting the "." at the end of subclause (i) and replacing it with "; and", and adding the following subclause (j) thereafter:
"(j)    Unsecured Indebtedness incurred in anticipation of, or within twelve months after, Permitted Acquisition(s) in an aggregate amount not to exceed an amount equal to the Consideration for such Permitted Acquisition(s) to which such

Indebtedness relates less Indebtedness incurred in connection with such Permitted Acquisition(s) described in clause (ii)(b) above, provided that, after giving effect to such Indebtedness permitted by this clause (j), there exists no Potential Default or Event of Default and the Borrowers remain in compliance with the other terms and conditions of this Agreement, including without limitation, on a pro forma basis, Sections 8.2.15, 8.2.16 and 8.2.17."
(h)Section 8.2.16 [Total Leverage Ratio] of the Credit Agreement is hereby amended and restated in its entirety as set forth below:
"8.2.16     Total Leverage Ratio.
The Borrowers shall not at any time permit the Total Leverage Ratio, calculated as of the end of each fiscal quarter, to exceed 4.50 to 1.00, provided however, the Borrowers shall have the right, exercisable not more than one time during the term of this Agreement by giving written notice to the Administrative Agent, to permit Total Leverage Ratio, calculated as of the end of each fiscal quarter, during the twelve month period commencing on the date of a Material Acquisition, to be up to 4.75 to l.00."
3.Representations and Warranties. The Loan Parties hereby represent and warrant and certify to the Administrative Agent and the Banks that after giving effect to this Amendment:
(a)the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date;
(b)the Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the other Loan Documents;
(c)the execution, delivery, and performance of this Amendment by each Loan Party have been duly authorized by all necessary corporate (or foreign jurisdictional equivalent) action under the laws of its jurisdiction of organization, require no governmental approval or consent from any governmental or non-governmental Person, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other material agreement governing or binding upon any of the Loan Parties or any of their property;
(d)no Event of Default or Potential Default has occurred and is continuing or exists;
(e)this Amendment has been duly and validly executed and delivered by each Loan Party and constitutes legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforceability of creditors' rights generally or limiting the right to specific performance;

(f)since the date of the last audited financial statements of the Borrowers delivered to the Administrative Agent, nothing has occurred which has, or could reasonably result in a Material Adverse Change; and
(g)the organizational documents, incumbency certificates and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded except to the extent permitted by the Credit Agreement or previously disclosed to the Administrative Agent and the Banks in connection with the First Amendment or Second Amendment.
4.Conditions of Effectiveness of Amendment. This Amendment shall not become effective until the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent:
(a)Execution and Delivery. Each of the Loan Parties and the Required Banks shall have executed and delivered to the Administrative Agent this Amendment.
(b)Fees and Expenses. The Borrowers shall have paid or caused to be paid all fees and expenses for which the Administrative Agent is entitled to be paid or reimbursed, including fees and expenses of counsel.
(c)Consents. The Loan Parties shall have delivered all material consents required to effectuate the transactions contemplated by this Amendment.
(d)Secretary Certificates. Each Loan Party shall deliver a certificate, executed by such Loan Party's' secretary or similar officer, as to any changes to such Loan Party's incumbency certificate from those delivered or referred to in similar certificates most recently delivered to the Agent.
(e)Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and said counsel, as the Administrative Agent or said counsel may reasonably request.
5.Force and Effect. Each of the Loan Parties: (a) reconfirms, restates, and ratifies the Credit Agreement, the Loan Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment; (b) confirms that all such documents remain in full force and effect since the date of their execution; and (c) acknowledges and agrees that this Amendment is a Loan Document as defined under the Credit Agreement, and a violation of any provision of this Amendment shall constitute an Event of Default under the Credit Agreement.
6.Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.
7.Counterparts. This Amendment may be signed by telecopy or original in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:

TRIUMPH GROUP, INC.

By: /s/ Jeffrey L. McRae
Name:    Jeffrey L. McRae
Title:    SVP, CFO and Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS AND GUARANTORS:

NU-TECH BRANDS, INC.
TRIUMPH BRANDS, INC.
TRIUMPH GROUP ACQUISITION CORP.

By: /s/ Jeffrey L. McRae
Name:    Jeffrey L. McRae
Title:    President and Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS AND GUARANTORS (Continued):
TRIUMPH STRUCTURES - EAST TEXAS, INC.
TRIUMPH INTEGRATED AIRCRAFT INTERIORS, INC.
TRIUMPH INSULATION SYSTEMS, LLC
TRIUMPH STRUCTURES - LONG ISLAND, LLC
TRIUMPH AEROSPACE SYSTEMS - NEWPORT NEWS, INC.
TRIUMPH ACCESSORY SERVICES - GRAND PRAIRIE, INC.
TRIUMPH FABRICATIONS - FORT WORTH, INC.
TRIUMPH FABRICATIONS - HOT SPRINGS, LLC
TRIUMPH PROCESSING, INC.
TRIUMPH ACTUATION SYSTEMS - VALENCIA, INC.
TRIUMPH ACTUATION SYSTEMS, LLC
TRIUMPH ACTUATION SYSTEMS - CONNECTICUT, LLC
HT PARTS, L.L.C.
TRIUMPH STRUCTURES - KANSAS CITY, INC.
TRIUMPH AEROSPACE SYSTEMS GROUP, LLC
TRIUMPH AFTERMARKET SERVICES GROUP, LLC
TRIUMPH AIRBORNE STRUCTURES, LLC
TRIUMPH AVIATIONS INC.
TRIUMPH FABRICATIONS - SAN DIEGO, INC.
TRIUMPH COMPOSITE SYSTEMS, INC.
TRIUMPH CONTROLS, LLC
TRIUMPH ENGINEERED SOLUTIONS, INC.
TRIUMPH ENGINEERING SERVICES, INC.
TRIUMPH GEAR SYSTEMS, INC.
TRIUMPH GEAR SYSTEMS - Macomb, INC.
TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
TRIUMPH STRUCTURES - LOS ANGELES, INC.
TRIUMPH THERMAL SYSTEMS, LLC
TRIUMPH TURBINE SERVICES, INC.
TRIUMPH STRUCTURES - WICHITA, INC.
TRIUMPH INTERIORS, LLC
TRIUMPH FABRICATIONS - ORANGEBURG, INC. (F/K/A TRIUMPH FABRICATIONS - ST. LOUIS, INC.)
VAC INDUSTRIES, INC.
TRIUMPH STRUCTURES - EVERETT, INC.
TRIUMPH AEROSTRUCTURES, LLC
TRIUMPH AEROSTRUCTURES HOLDINGS, LLC
TRIUMPH PROCESSING - EMBEE DIVISION, INC.
TRIUMPH AEROSTRUCTURES REAL ESTATE INVESTMENT CO., LLC
TRIUMPH ENGINE CONTROL HOLDINGS, INC.
TRIUMPH ENGINE CONTROL SYSTEMS, LLC
TRIUMPH INVESTMENT HOLDINGS, INC.

By: /s/ Jeffrey L. McRae
Name: Jeffrey L. McRae
Title: Vice President & Treasurer

THE TRIUMPH GROUP OPERATIONS, INC.

By: /s/ Jeffrey L. McRae
Name: Jeffrey L. McRae
Title: SVP, CFO and Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Daniel V Borelli
Name:    Daniel V Borelli
Title:    Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By: /s/ Deborah R Winkler
Name:    Deborah R. Winkler
Title:    Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By: /s/ Ben Thomas
Name:    Ben Thomas
Title:    Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Leslie Broderick
Name:    Leslie Broderick
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

SANTANDER BANK, N.A.

By: /s/ Francis D. Phillips
Name:    Francis D. Phillips
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Maria Iarriccio
Name:    Maria Iarriccio
Title:    Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Michael E. Temnick
Name:    Michael E. Temnick
Title:    Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.

By: /s/ Bernadette Collins
Name:    Bernadette Collins
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Derek Lynch
Name:    Derek Lynch
Title:    Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By: /s/ Steven Thompson Jr
Name:    Steven Thompson Jr
Title:    Banking Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By: /s/ Michael Kiss
Name:    Michael Kiss
Title:    Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

NATIONAL PENN BANK

By: /s/ Raegen Richard
Name:    Raegen Richard
Title:    Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY

By: /s/ Daniel J. Boote
Name:    Daniel J. Boote
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH

By: /s/ Darlene Arias
Name:    Darlene Arias
Title:    Director

By: /s/ Craig Pearson
Name:    Craig Pearson
Title:    Associate Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST NIAGARA BANK, N.A.

By: /s/ Carl Goelz
Name:    Carl Goelz
Title:    First Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By: /s Douglas Isako
Name:    Douglas Isako
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

HUA NAN COMMERCIAL BANK, LTD.

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

MEGA INTERNATIONAL COMMERCIAL BANK CO. LTD. LOS ANGELES BRANCH

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TAIWAN COOPERATIVE BANK LOS ANGELES BRANCH

By: /s/ Lily Wang
Name:    Lily Wang
Title:    Assistant General Manager

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

METRO BANK

By: /s/ James M. Kingston
Name:    James M. Kingston
Title:    Commercial Loan Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

REPUBLIC FIRST BANK

By: /s/ Stephen McWilliams
Name:    Stephen McWilliams
Title:    Senior Vice President